UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2019

LiqTech International, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+4544986000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.      Results of Operations and Financial Condition.

On March 28, 2019, LiqTech International, Inc., a Nevada corporation (the “Company”) issued a press release (the “Earnings Release”) reporting its results for its fourth fiscal quarter of 2018 and its expected revenue for the first fiscal quarter of 2019. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Also, on March 28, 2019, following the approval of the Board of Directors of the Company (the “Board”), the Company delivered notice to the NYSE American of its intent to voluntarily delist the Company’s common stock, par value $0.001 per share (“Common Stock”) and list the Common Stock on the Nasdaq Capital Market.

Item 3.03.      Material Modification to Rights of Security Holders.

On March 26, 2019, the Board of Directors of the Company approved a reverse stock split of the Common Stock, at a ratio of one (1) share of Common Stock for every four (4) shares of Common Stock (the “Reverse Stock Split”). The Company expects to file a Certificate of Change (the “Certificate of Change”) with the Secretary of State of the State of Nevada to effectuate the Reverse Stock Split on April 8, 2019 and expects the Common Stock to begin trading on the NYSE American on a post-split basis when the market opens on April 9, 2019.

Split Adjustment; Treatment of Fractional Shares

As a result of the Reverse Stock Split, each four (4) pre-split shares of Common Stock outstanding will automatically combine into one (1) new share of Common Stock without any action on the part of the holders, and it is expected that the number of outstanding shares Common Stock will be reduced from approximately 73,078,184 shares to approximately 18,269,546 shares (subject to rounding up of fractional shares).

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-reverse stock split shares of the Company’s Common Stock not evenly divisible by 4, will, in lieu of a fractional share, be entitled the number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

The Reverse Stock Split is being effected to ensure that the Company continues to meet the per share price requirements of the Nasdaq Capital Market exchange.

Certificated and Non-Certificated Shares

The Company’s transfer agent, Action Stock Transfer, Inc. (“Action Stock Transfer”), which is also acting as the exchange agent for the Reverse Stock Split, will send instructions to stockholders of record who hold stock certificates regarding the exchange of their old certificates for new certificates, should they wish to do so. Action Stock Transfer will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder. Stockholders who hold their shares in brokerage accounts or “street name” are not required to take action to effect the exchange of their share, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

All book-entry or other electronic positions representing issued and outstanding shares of the Company’s Common Stock will be automatically adjusted. Those stockholders holding Common Stock in “street name” will receive instructions from their brokers.

Capitalization; Adjustment of Outstanding Securities

The Reverse Stock Split will not alter the par value of the Company’s Common Stock or modify any voting rights or other terms of the Common Stock.

In addition, pursuant to their terms, a proportionate adjustment will be made to the per share exercise price and number of shares issuable under all of the Company’s stock options and warrants to purchase shares of Common Stock, and the number of shares authorized and reserved for issuance will be reduced proportionately.

Trading Symbol; New CUSIP

After the Reverse Stock Split, the trading symbol for the Company’s Common Stock will continue to be “LIQT” but will trade under a new CUSIP.

Item 8.01.	Other Events.

On March 28, 2018, the Company issued a press release announcing, in addition to the information set forth in the Earnings Release, the Reverse Stock Split and the Company’s decision to move trading of its Common Stock to the Nasdaq Capital Market (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.2, and is incorporated by reference herein.

This information, and the information in Item 2.02 and the Earnings Release which is incorporated into this Item 8.01 by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward–Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Although the forward-looking statements in this release reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks and uncertainties, including but not limited to risks that our expected revenues may change or that the expected Nasdaq listing or reverse split may not occur as planned. Such known and unknown risks that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged to carefully review and consider the various disclosures made by us in the reports filed with the Securities and Exchange Commission, including the risk factors that attempt to advise interested parties of the risks that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this release.

We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.01	Certificate of Change
99.1	Earnings Release dated March 28, 2019.
99.2	Press Release dated March 28, 2019.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: March 28, 2019	/s/ Claus Toftegaard
Claus Toftegaard
Chief Financial Officer